SECURITIES AND EXCHANGE COMMISSION
			  Washington, D.C.  20549




				   FORM 8-K



				CURRENT REPORT



		    Pursuant to Section 13 or 15(d) of
		   the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)          NOVEMBER 23, 1999
							  -----------------


		       NORTHERN STATES POWER COMPANY
		       -----------------------------
	    (Exact name of registrant as specified in its charter)


				 MINNESOTA
				 ---------
	       (State or other jurisdiction of incorporation)


	     1-3034                               41-0448030
	     ------                               ----------
   (Commission File Number)              (IRS Employer Identification No.)


    414 NICOLLET MALL, MPLS, MN                           55401
    ---------------------------                           -----
(Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code     612-330-5500
						       ------------



     (Former name or former address, if changed since last report)


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Item 5 - Other Events
---------------------

In a joint press release with New Century Energies, Inc., Northern States Power Company announced the proposed business structure and officer team for Xcel Energy, Inc. The press release is attached as Exhibit 99.01.

Item 7 - Financial Statements and Exhibits
------------------------------------------

(c) Exhibits

99.01 - Press release dated Nov. 23, 1999 announcing the proposed Xcel Energy business structure and officer team.

				   SIGNATURES
				   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


			 Northern  States  Power  Company
			 (a Minnesota Corporation)


			 By          /s/
				     ---
			       E.J. McIntyre
			       Vice President and Chief Financial Officer




Dated:  November 23, 1999

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